Exhibit 10.34

   Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission


INDALEX
Aluminum Solutions


                            FIXED-PRICE PURCHASE AND
                                 SALE AGREEMENT


         THIS AGREEMENT ("Agreement") dated this 4th day of March, 2002, is between Indalex, Inc. ("Seller") and ("Buyer") Featherlite Manufacturing.

         Seller desires to sell certain goods to Buyer and Buyer desires to purchase certain goods from Seller.

         NOW THEREFORE, in consideration of these premises and the following mutual agreements, the parties agree as follows:

         1. Seller will sell to buyer, and Buyer will purchase from Seller, the aluminum extrusions identified on Schedule A attached hereto ("Product"), subject to the terms contained in this Agreement and the attached Schedule A. The quantity, delivery dates, terms, and prices for product are also set forth on Schedule A.

         2. This Agreement shall have a term from the date hereof to September 30th, 2002. this Agreement may not be cancelled by either party prior to the termination date without the prior written consent of the other. Buyer acknowledges that Seller intends to rely on this Agreement in fixing the prices and delivery dates of its raw material purchases necessary to fulfill this Agreement and as such, Buyer agrees to pay for the quantity specified on Schedule A. If Buyer cancels this agreement, or otherwise refuses shipments hereunder, Seller is entitled to recover any loss sustained from liquidating a metal position taken by the Seller on behalf of buyer

         3. The pricing in this proposal is subject to Seller's ability to hedge the transaction. Seller will provide confirmation of the hedge immediately upon execution.

         4. Seller's obligations are subject to Seller's credit approval with respect to each shipment to buyer. Payment terms for the Product shall be as set forth in Schedule A. Seller's obligation to continue shipments of product is conditioned upon buyer satisfying its payment obligations in full within the time period specified.

         5. Either party's failure, at any time or times hereafter, to require strict performance by the other party of any provision of this agreement shall not constitute a waiver, or affect or diminish the right thereafter to demand strict compliance and performance of this Agreement.

         6. This Agreement (including Schedule A) shall constitute the entire agreement between the parties with respect to the Fixed Price Purchase and Sale Agreement. Except as specified in this Agreement, the terms of sale and rights of the parties with respect to any specific order shall be as set forth in Seller's order acknowledgment as provided from time to time.

         7. Seller shall not be liable for any defaults, damages, or delays in filling any order caused by conditions beyond Seller's control; including, but not limited to, acts of God, strike, lockout, boycott, or other labor troubles, war, riot, flood, new government regulations, terrorist acts or delays of seller's suppliers or subcontractors in furnishing materials or supplies due to one of more of the foregoing or like causes.


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                                                                   Exhibit 10.34

   Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

         8. This Agreement is extended to subsidiaries and affiliates of the parties.

         9. All of the terms of this Agreement will be binding upon, inure to the benefit of and be enforceable by and against the successors and authorized assigns of Buyer and Seller.

         10. Except as otherwise expressly provided in this Agreement, nothing in this Agreement, express or implied is intended to confer upon any other person or entity any rights or remedies under or by reason of this Agreement, this Agreement being for the exclusive benefit of the parties and their respective successors and assigns.

         11. Neither party will assign any of its respective rights or obligations under this Agreement to any other person without prior written consent of the other party, which consent will not be unreasonably withheld.

         12. This Agreement shall be governed and interpreted in accordance with the laws of the State or the Province where the address of Seller is located as stated on the face of this Agreement.


--------------------------------------------------------------------------------
BUYER:                                           SELLER:
Featherlite Manufacturing                        INDALEX INC
--------------------------------------------------------------------------------
By:                                              By:
(Print)     Gary Ihrke                           (Print)    Patrick Wooley
--------------------------------------------------------------------------------

Signature:                                       Signature:
--------------------------------------------------------------------------------

Title:      Vice President of Operations         Title:     Core Sales Director
--------------------------------------------------------------------------------

Date        3/4/02                               Date       3/4/02
--------------------------------------------------------------------------------


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


                                                                   Exhibit 10.34

   Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission



                                   SCHEDULE A
                     FIXED-PRICE PURCHASE AND SALE AGREEMENT

A1. MATERIAL DESCRIPTION: This agreement covers standard extrusions currently being supplied or quoted to Featherlite Manufacturing ("Buyer") by Indalex Inc. ("Seller") with specific pounds/ pieces / feet by specific shape to be supplied by Buyer.


A2. DELIVERY:     Start Date: July 1st, 2002   Finish Date: September 30th, 2002


A3. PRICE:    ***** per pound of aluminum extrusion plus an additional
              ***** per pound for Solids
              ***** per pound for Hollows


A4. QUANTITY  Table A: Monthly Quantities (x *****lbs)

-------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------
1        2       3       4        5       6       7        8       9       10       11      12      Total
-------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------
Mth.     Mth.    Mar.    April    May     June    July     Aug.    Sept.   Mth.     Mth.    Mth.
-------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------
lbs      lbs     lbs.    lbs.     lbs.    lbs.    *****    *****   *****   lbs      lbs     lbs     *****
-------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------

-------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------



The quantity of aluminum extrusions to be sold under the agreement, as set forth in Table A above, may not be altered without the express written consent of Seller and buyer. buyer expressly acknowledges that this is a firm, non-cancelable take or pay agreement.

In the event the buyer does not take the commitment each month as defined in Table A, Buyer will reimburse Seller for any losses incurred. All monthly losses will be settled by the end of the following month unless alternative arrangements are mutually agreed upon by Seller and Buyer in writing.

The purchase price for extrusions purchased in excess of the pounds each month as defined in Schedule A are to be based on the contract price adjusted up or down for the change in published average Mid-West Transaction price for P1020. The difference will be calculated by taking the difference between the average Mid-West Transaction Price for the month prior to shipment and subtracting the base Midwest metal price of this Fixed Price Purchase and Sale Agreement.


A5. PAYMENT TERMS: C.I.A. Featherlite will provide payment for each truck load via wire transfer.


A6. TOTAL DOLLAR VALUE OF CONTRACT: Approximately: *****


A7. GOOD TO CALL ("GTC") CONTRACT: No: ___ Yes: _X_ If yes, Expiration Date:
                                                    04/04/02


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


                                                                   Exhibit 10.34

   Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission


If this is a GTC, and if the metal cannot be secured at the price indicated in A3. by the expiration date, this contract becomes null and void. If the metal can be secured by the expiration date, the customer will be notified in writing that the metal has been secured.

A8. CONFIRMATION OF HEDGE


--------------------------------------------------------------------------------
BUYER:                                          SELLER:
Featherlite Manufacturing                       INDALEX INC
--------------------------------------------------------------------------------
By: (print                                      By: (print
     name)  Gary Ihrke                               name)  Patrick Wooley
--------------------------------------------------------------------------------

Signature:                                      Signature:
--------------------------------------------------------------------------------

Title:      Vice President of Operations        Title:      Core Sales Director
--------------------------------------------------------------------------------

Date        3/4/02                              Date
--------------------------------------------------------------------------------


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